UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported) August 17, 2006

C-COR Incorporated

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-10726	24-0811591
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Decibel Road, State College, PA	16801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (814) 238-2461

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 17, 2006, the Registrant issued a press release announcing its financial results for the fourth quarter and year end for fiscal 2006. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Number	Description of Document
99.1	Press Release dated August 17, 2006 announcing C-COR’s reporting of its financial results for the fourth quarter and year end of fiscal 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

C-COR Incorporated (Registrant)

August 18, 2006	By:	/s/ Joseph E. Zavacky
	Name:	Joseph E. Zavacky
	Title:	Controller and Assistant Secretary